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                                  EXHIBIT 10.2

                                   ADDENDUM OF

                                 LEASE AGREEMENT

                                  MAY 31, 2000

                                 BY AND BETWEEN

                                    REM, LLC,

                                       AND

                                 COMMUNITY BANK

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                 ADDENDUM TO LEASE AGREEMENT AND LOAN AGREEMENT


         This Addendum made and entered into on this 31st day of May, 2000 by and between REM, LLC, an Alabama limited liability company ("REM") and Community Bank, an Alabama banking corporation ("Bank").

                                   WITNESSETH:

         WHEREAS, REM and Bank have entered into a Loan Agreement (the "Loan Agreement") and a Lease Agreement (the "Lease"), each dated May 31, 2000; and

         WHEREAS, the parties thereto desire to modify such agreements as set forth herein;

         NOW, THEREFORE, in consideration of the premises the parties hereto agree as follows:

1. Notwithstanding Paragraph 2(d) of the Loan Agreement and Paragraph 7 of the Lease, Bank shall maintain and continue in force throughout the term of the Lease Fire and Extended Coverage Insurance upon the leased premises and General Liability Insurance against any and all claims for injuries to person and property occurring in, upon, about or from the leased premises, which insurance shall name REM as an additional insured.

2. Bank shall pay to REM the amounts listed in Paragraph 4, including amounts listed in Paragraph 4(b) of the Lease for insurance, but REM shall quarterly reimburse Bank the amount of the insurance premium which is included in payments made by Bank under Paragraph 4(b) of the Lease.

3. The provisions of the Loan Agreement and Lease shall remain in full force and effect unchanged except as provided above.


         IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives as of the day and year first above written.


REM, LLC                                 COMMUNITY BANK


By: /s/ Leigh Barnett Dollar             By: /s/ Bishop K. Walker, Jr.
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Its: Operating Member                    Its: Senior Executive Vice President
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